                                                                    EXHIBIT 10.2

                            MASTER UNLIMITED GUARANTY

         MASTER UNLIMITED GUARANTY, ("Guaranty") dated as of September 1, 2004 by each of DYNAMICS RESEARCH CORPORATION, a Massachusetts corporation, DRC INTERNATIONAL CORPORATION, a Massachusetts corporation, H.J. FORD ASSOCIATES, INC., a Delaware corporation, ANDRULIS CORPORATION, a Delaware corporation, and IMPACT INNOVATIONS GROUP LLC, a Delaware limited liability company (hereinafter, singly a "Guarantor" and collectively, the "Guarantors"), in favor of BROWN BROTHERS HARRIMAN & CO., a New York general partnership with offices at 40 Water Street, Boston, Massachusetts, for itself and as Administrative Agent (the "Agent") for each of the Lenders (defined below) which are and which may become parties to the Loan Agreement (defined below). All capitalized terms used herein, and not otherwise defined herein, shall have the meanings set forth in the Loan Agreement. In consideration of the Agent's and the Lenders' giving, in their discretion, credit or banking facilities or accommodations to each of those persons described on Exhibit A annexed hereto and incorporated herein by reference (each such person, together with its successors, individually a "Customer" and collectively, the "Customers"), each Guarantor jointly and severally agrees as follows:

1. GUARANTY OF PAYMENT AND PERFORMANCE. Each Guarantor, jointly and severally hereby guarantees to the Agent and each Lender the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all Liabilities of any Customer to the Agent or to any Lender in connection with that certain Second Amended and Restated Loan Agreement dated as of even date herewith (as same may be amended, modified or replaced, the "Loan Agreement"), made by and among the Customers, the Agent, Banknorth, N.A., as Documentation Agent, KeyBank National Association and Fleet National Bank, a Bank of America company, each as Co-Syndication Agents, and each of Brown Brothers Harriman & Co., Banknorth, N.A., KeyBank National Association and Fleet National Bank, a Bank of America company, as lenders, and such other lenders which may hereafter become parties to the Loan Agreement (each a "Lender" and collectively, the "Lenders"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Liabilities and not of their collectibility only and is in no way conditioned upon any requirement that the Agent first attempt to collect any of the Liabilities from any Customer or resort to any security or other means of obtaining their payment. Upon the occurrence and continuance of any Event of Default, the obligations of the Guarantor hereunder shall become immediately due and payable to the Agent and the Lenders, without demand or notice of any nature, all of which are expressly waived by each Guarantor. Payments by any Guarantor hereunder may be required by the Agent on any number of occasions.

2. GUARANTORS' AGREEMENT TO PAY. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent for the ratable benefit of the Lenders, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Agent in connection with the Liabilities, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the default rate set forth in the Loan Agreement applicable to the Liabilities after the occurrence and continuance of any Event of Default; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

4. WAIVERS BY GUARANTORS; AGENT'S FREEDOM TO ACT. Each Guarantor agrees that the Liabilities will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent with respect thereto. Each Guarantor waives presentment, demand, protest, notice of acceptance, notice of Liabilities incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customers, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Liability and agrees that the obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by
         (i) the failure of the Agent to assert any claim or demand or to enforce any right or remedy against any Customer; (ii) any extensions or renewals of any Liability; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Liability; (iv) the substitution or release of any entity primarily or secondarily liable for any Liability; (v) the adequacy of any rights the Agent or any Lender may have against any collateral or other means of obtaining repayment of the Liabilities; (vi) the impairment of any collateral securing the Liabilities, including without limitation the failure to perfect or preserve any rights the Agent might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

5. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMERS. If for any reason any Customer has no legal existence or is under no legal obligation to discharge any of the Liabilities, or if any of the Liabilities have become irrecoverable from any Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if the Guarantors at all times had been the principal obligor on all such Liabilities. In the event that acceleration of the time for payment of the Liabilities is stayed upon the insolvency, bankruptcy or reorganization of any Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Liability shall be immediately due and payable by the Guarantors.

6. SUBROGATION; SUBORDINATION. No Guarantor shall exercise any rights against any Customer or any other Guarantor arising as a result of payment by any Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Agent or any Lender or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; no Guarantor will claim any set-off or counterclaim against any Customer in respect of any liability of the Guarantors to any Customer or any other Guarantor; and each Guarantor waives (until the Agent and each Lender is paid in full) any benefit of and any right to participate in any collateral which may be held by the Agent or any such affiliate. The payment of any amounts due with respect to any indebtedness of any Customer now or hereafter held by any Guarantor is hereby subordinated to the prior payment in full of the Liabilities, provided that so long as no default in the payment or performance of the Liabilities has occurred and is continuing, or no demand for payment of any of the Liabilities has been made that remains unsatisfied, the Customers may make and the Guarantors may receive payments or performance of any obligations to Guarantors which are permitted under the Loan Agreement. Each Guarantor agrees that after the occurrence and during the continuance of any default in the payment or performance of the Liabilities, no Guarantor will demand, sue for or otherwise attempt to collect any such indebtedness of any Customer to any Guarantor until the Liabilities shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Agent and be paid over to the Agent on account of the Liabilities without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

7. SECURITY; SET-OFF. Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from any of the Lenders to any of the Guarantors and any securities or other property of the Guarantors in the possession of such Lender may be applied to or set off against the payment of Liabilities and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Guarantors to the Lenders. Each Lender, by its acceptance of this Guaranty, hereby agrees that any payment received by Lender hereunder shall be subject to the terms and conditions set forth in Section 16-12 of the Loan Agreement.

8. FURTHER ASSURANCES. Each Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Agent hereunder. In addition, each Guarantor agrees that it will not incur any indebtedness, other than any indebtedness permitted under the Loan Agreement.

9. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Agent is given written notice of the Guarantors' intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Liabilities. No such notice shall be effective unless received and acknowledged by an officer of the Agent at the address provided for in Article 14 of the Loan Agreement. No such notice shall affect any rights of the Agent or any Lender or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Liabilities incurred prior to the receipt of such notice or Liabilities incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customers and drawn on the Agent or any Lender or any of their agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Agent or such Lender after that date, shall form part of the Liabilities. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time, any payment made or value received with respect to a Liability is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Customer, or otherwise, all as though such payment had not been made or value received.

10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each Guarantor, its respective successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, (i) the Agent or any Lender may, to the extent permitted by such agreement or note, assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Liabilities, or sell participations in any interest therein, to any other person or entity, and (ii) such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Agent and such Lender herein.

11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Agent pursuant to the provisions of the Loan Agreement. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by in accordance with the provisions of Article 14 of the Loan Agreement.

13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. Each Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein, consents to the non-exclusive jurisdiction of such court and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to such Guarantor at its address provided in Article 14 of the Loan Agreement or as otherwise provided under the laws of The Commonwealth of Massachusetts. Each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

14. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Liabilities. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

15. JURY WAIVER. THE AGENT (BY ITS ACCEPTANCE HEREOF) AND EACH GUARANTOR AGREE THAT NONE OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE AGENT NOR ANY GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE AGENT AND THE GUARANTORS, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE AGENT NOR ANY

         GUARANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

16. AMENDED AND RESTATED GUARANTY. This Guaranty amends and restates any Guaranty executed and delivered previously by any Guarantor in connection with the Existing Loan Agreement.

                  [remainder of page left intentionally blank]

         IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer, as of the date appearing on page one.

                                                  DYNAMICS RESEARCH CORPORATION
WITNESS (as to all):

_________________________                         By____________________________
                                                  Name:_________________________
                                                  Title:________________________

                                                  DRC INTERNATIONAL CORPORATION

                                                  By____________________________
                                                  Name:_________________________
                                                  Title:________________________

                                                  H.J. FORD ASSOCIATES, INC.

                                                  By____________________________
                                                  Name:_________________________
                                                  Title:________________________

                                                  ANDRULIS CORPORATION

                                                  By____________________________
                                                  Name:_________________________
                                                  Title:________________________

                                                  IMPACT INNOVATIONS GROUP LLC

                                                  By____________________________
                                                  Name:_________________________
                                                  Title:________________________

                                     Annex A

           DYNAMICS RESEARCH CORPORATION, a Massachusetts corporation,

           DRC INTERNATIONAL CORPORATION, a Massachusetts corporation,

               H.J. FORD ASSOCIATES, INC., a Delaware corporation,

                ANDRULIS CORPORATION, a Delaware corporation, and

       IMPACT INNOVATIONS GROUP LLC, a Delaware limited liability company